Insight Enterprises, Inc. Second Quarter 2019 Earnings Conference Call and Webcast Exhibit 99.2

Agenda Opening Comments Highlights Second quarter 2019 consolidated financials Case study Forrester Wave recognition PCM acquisition review Business Review Second quarter 2019 financial results by region Taxes and cash flow PCM acquisition forward looking update Closing Comments & 2019 Guidance

Disclosures Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including statements about future trends in the IT market and our opportunities for growth, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. The Company undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about risk factors is included in today’s press release and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to back of this presentation and included in the press release issued today, which you may find on the Investor Relations section of our website at investor.insight.com. Constant currency In some instances the Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

Highlights

* Adjusted Non-GAAP excludes severance and restructuring expense Gross Profit +4% YoY $275.4M Three Months Ended 6/30 Adjusted Earnings from operations* +1% YoY $76.0M Three Months Ended 6/30 GAAP Earnings from operations $72.1M Adjusted Diluted EPS* +3% YoY $1.49 Three Months Ended 6/30 GAAP Diluted EPS $1.38 Net Sales 0% YoY $1.84B Three Months Ended 6/30 Gross Margin +60 bps YoY 15.0% Three Months Ended 6/30 SG&A as a % of Net Sales +60 bps YoY 10.9% Three Months Ended 6/30 Q2 2019 Year over Year Results

Digital Innovation case study Challenge Reduce patient length of stay Improve the overall patient experience Solution Implemented role-based access control utilizing Microsoft Azure Provided HIPPA-compliant encryption for enhanced security Developed a unified data monitoring platform leveraging real-time business data and analytics Outcome 98% accurate prediction of patient load out to a week at a time Reduced patient length of stay by 1.5 days Reduced operational costs resulting in savings in the millions per hospital, per year

Insight recognized in Forrester Wave The Forrester Wave™ is copyrighted by Forrester Research, Inc. Forrester and Forrester Wave™ are trademarks of Forrester Research, Inc. The Forrester Wave™ is a graphical representation of Forrester’s call on a market and is plotted using a detailed spreadsheet with exposed scores, weightings, and comments. Forrester does not endorse any vendor, product, or service depicted in the Forrester Wave™. Information is based on best available resources. Opinions reflect judgment at the time and are subject to change. Recognized as a Strong Performer for Midsize Agile Software Development Service Providers Based on 22 criteria evaluated by Forrester Insight included in the 13 most significant Agile development service providers. Key differentiators include helping clients: Create innovative, differentiated products Accelerate transition to Agile development tools and techniques Insight’s highest scores were in the following categories: Co-innovation Velocity Knowledge Transfer

Insight’s Acquisition of PCM Insight to acquire PCM (Nasdaq: “PCMI”) for $35.00 per share Enterprise value (net of cash and debt acquired) of approximately $581 million Implying a synergized EBITDA multiple of ~ 4.5x* Premium of 36% to 1-month average closing share price Strengthens position as a leading global provider of Intelligent Technology Solutions by adding new clients and services capabilities, expanding our global footprint, and providing deeper access to attractive, higher-margin end markets. Adds more than $2B to sales, higher gross margins, significant earnings accretion Expected run rate cost synergies of $70 million by the end of 2021 To be financed through cash on hand and borrowings under a new credit facility * Calculated as the implied enterprise value of $581 million divided by LTM EBITDA of $60 million as reported by PCM less stock compensation expense (for the twelve months ended 03/31/19- See non-GAAP reconciliation attached) plus expected run-rate synergies of $70 million

Business Review

* Adjusted Non-GAAP excludes severance and restructuring expense Gross Profit +4% YoY $199.1M Three Months Ended 6/30 Adjusted Earnings from operations* -1% YoY $54.6M Three Months Ended 6/30 GAAP Earnings from operations $50.9M Three Months Ended 6/30 Net Sales +3% YoY $1.41B Three Months Ended 6/30 Gross Margin +30 bps YoY 14.2% Three Months Ended 6/30 SG&A as a % of Net Sales +40 bps YoY 10.3% Three Months Ended 6/30 Q2 2019 North America | Financial Results

* Adjusted Non-GAAP excludes severance and restructuring expense ** Reference “Constant currency” section on slide 3 of this presentation Gross Profit +9% YoY constant currency** $64.5M Three Months Ended 6/30 Adjusted Earnings from operations* +12% YoY $16.8M Three Months Ended 6/30 GAAP Earnings from operations $16.6M Three Months Ended 6/30 Net Sales -3% YoY constant currency** $379.2M Three Months Ended 6/30 Gross Margin +190 bps YoY 17.0% Three Months Ended 6/30 SG&A as a % of Net Sales +110 bps YoY 12.6% Three Months Ended 6/30 Q2 2019 EMEA | Financial Results

* Adjusted Non-GAAP excludes severance and restructuring expense ** Reference “Constant currency” section on slide 3 of this presentation Gross Profit +7% YoY constant currency** $11.9M Three Months Ended 6/30 Adjusted Earnings from operations* +2% YoY $4.6M Three Months Ended 6/30 GAAP Earnings from operations $4.6M Three Months Ended 6/30 Net Sales -12% YoY constant currency** $51.3M Three Months Ended 6/30 Gross Margin +430 bps YoY 23.3% Three Months Ended 6/30 SG&A as a % of Net Sales +250 bps YoY 14.3% Three Months Ended 6/30 Q2 2019 APAC | Financial Results

* Adjusted free cash flow excludes purchases of property and equipment and net repayments under inventory financing facility Adjusted free cash flow* On track with expectations $129M Three Months Ended 6/30 Days inventory outstanding (“DIOs”) +0 day YoY 11 days Three Months Ended 6/30 Three Months Ended 6/30 Net cash from operations On track with expectations $183M Three Months Ended 6/30 Cash conversion cycle +6 days YoY 26 days Three Months Ended 6/30 Days sales outstanding (“DSOs”) +6 days YoY 113 days Three Months Ended 6/30 Cash Flows and Cash Cycle Days purchases outstanding (“DPOs”) +0 days YoY 98 days

We believe PCM could contribute $530M - $560M in Net Sales in Q4 2019 We believe PCM could contribute $3M - $5M in Adjusted earnings from operations in Q4 2019 Excludes deal related expenses and severance and restructuring costs We expect to use cash on hand and borrow ~$620M under new ABL facility to fund transaction Expect incremental interest expense in Q4 2019 of ~$11M We expect incremental intangible amortization expense of ~$4M in Q4 2019 All amounts above assume a close date by the end of Q3 2019 PCM Acquisition Forward-Looking Update ** For modeling purposes only **

Closing Comments & 2019 Guidance

Our priorities are clear Solution Areas focus New client acquisition Digital marketing enablement Lead with Cloud and Services Profitability first Metric and information-based culture Cost management discipline Organic growth M&A focused on skills and geographic markets Share repurchases Drive profitable growth. Maintain discipline. Optimize use of capital.

We are well positioned to compete Our value drivers Deep knowledge in client-relevant solution areas with opportunity for growth History of adapting business model to respond to new technology trends, including the cloud Differentiated consulting, technology and managed services offerings Ability to scale to serve clients of all sizes and across many verticals Strong partner relationships with top market positions Global footprint with local presence Flexible capital structure to support future growth, including acquisitions

Closing Comments This Outlook assumes: 2019 sales expected to grow in the low single digit range Adjusted diluted earnings per share expected to be between $4.85 and $4.95 per share for the full year 2019 Effective tax rate expected between 25% and 26% over the balance of 2019 Capital expenditures of $20 to $25 million for the full year 2019 An average share count for the full year of approximately 36.2 million shares This Outlook does not include: The results of the PCM acquisition that is expected to close by the end of Q3 2019 Repurchase of any shares that may be made under our current program Acquisition-related or severance and restructuring expenses incurred in 2019 and other unique items

Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures

Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures (continued) * Assumed tax rate of 27.5% for 2019 and 2018. ** Average of previous five quarters. *** Computed as GAAP consolidated EFO, net of tax of $65,384 and $58,261 for the twelve months ended June 30, 2019 and 2018, respectively, divided by invested capital. **** Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital.

Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures (PCM)